UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2004

Homestore, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26659 (Commission File Number)	95-4438337 (IRS Employer Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 12. Results of Operations and Financial Condition.

On May 6, 2004, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2004 and conducted a webcast conference call relating to that release. Copies of that release and the transcript of the prepared remarks for that call are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.

Date: May 6, 2004	By:	/s/ LEWIS R. BELOTE, III

Lewis R. Belote, III Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated May 6, 2004 of Homestore, Inc.
99.2	Transcript of prepared remarks for Homestore, Inc. conference call conducted on May 6, 2004.